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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

         -----------------------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): May 24, 2004
                                                         --------------

                             Hanover Direct, Inc.
        -------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                   1-12082
                      ----------------------------------
                           (Commission File Number)

                Delaware                                      13-0853260
   -----------------------------------                  ----------------------
      (State or Other Jurisdiction                        (I.R.S. Employer
            of Incorporation)                           Identification Number)

       115 River Road, Building 10
          Edgewater, New Jersey                                  07020
   -----------------------------------                       --------------
          (Address of Principal                                (Zip Code)
           Executive Offices)



      Registrant's telephone number, including area code: (201) 863-7300
                                                          --------------


--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On May 24, 2004, Hanover Direct, Inc. (the "Company") received a letter dated May 21, 2004 (the "Letter") from the American Stock Exchange (the "Exchange") advising that a review of the Company's Form 10-K for the period ended December 27, 2003 indicates that the Company does not meet certain of the Exchange's continued listing standards as set forth in Part 10 of the Exchange's Company Guide (the "Company Guide"). Specifically, the Company is not in compliance with Section 1003(a)(i) of the Company Guide with shareholders' equity of less than $2,000,000 and losses from continuing operations and/or net losses in two out of its three most recent fiscal years; Section 1003(a)(ii) of the Company Guide with shareholders' equity of less than $4,000,000 and losses from continuing operations and/or net losses in three out of its four most recent fiscal years; and Section 1003(a)(iii) of the Company Guide with shareholders' equity of less than $6,000,000 and losses from continuing operations and/or net losses in its five most recent fiscal years.

         The Exchange has requested that the Company contact the Exchange by June 4, 2004 to confirm receipt of the Letter, discus any possible financial data of which the Exchange's staff may be unaware, and indicate whether or not the Company intends to submit a plan of compliance. In order to maintain its listing on the Exchange, the Company must submit a plan to the Exchange by June 22, 2004, advising the Exchange of action it has taken, or will take, that would bring it into compliance with the continued listing standards of the Exchange by November 24, 2005 (18 months of receipt of the Letter).

          The management of the Exchange's Listings Qualifications Department will evaluate the plan, including any supporting documentation, and make a determination as to whether the Company has made a reasonable demonstration in the plan of an ability to regain compliance with the continued listing standards within 18 months, in which case the plan will be accepted by the Exchange. If the plan is accepted by the Exchange, the Company may be able to continue its listing during the plan period of 18 months, during which time it will be subject to periodic review to determine whether it is making progress consistent with the plan. If the Company is not in compliance with the continued listing standards at the conclusion of the 18-month plan period, or does not make progress consistent with the plan during the 18-month plan period, the Exchange's staff will initiate delisting proceedings as appropriate. If the Company does not submit a plan, or submits a plan that is not accepted, the Company may be subject to delisting proceedings. The Company may appeal a staff determination to initiate delisting proceedings.




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                                  SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HANOVER DIRECT, INC.
                                              --------------------
                                                 (Registrant)


May 24, 2004                                  By: /s/ Charles E. Blue
                                              --------------------------------
                                              Name:  Charles E. Blue
                                              Title: Senior Vice President and
                                                     Chief Financial Officer